PROVISION FOR ENVIRONMENTAL REHABILITATION	12 Months Ended
Dec. 31, 2013
Asset Retirement Obligation Disclosure [Abstract]
PROVISION FOR ENVIRONMENTAL REHABILITATION
13.	PROVISION FOR ENVIRONMENTAL REHABILITATION

The Group has made, and expects to make, in the future, expenditures to comply with environmental laws and regulations. Estimated future reclamation costs are based on legal and regulatory requirements. The following is a reconciliation of the total liability for environmental rehabilitation:

	December 31, 2013	December 31, 2012
Opening balance	158.6	140.8
(Decrease)/increase in liabilities	(7.1)	11.8
Liabilities settled	(1.1)	—
Accretion of liability	14.0	14.3
Translation	(27.5)	(8.3)

Closing balance	136.9	158.6

The Group intends to finance the ultimate rehabilitation costs from the monies invested with the environmental rehabilitation obligation funds, on-going contributions, as well as the proceeds of the sale of assets and gold from plant clean-up at the time of mine closure.